May 21, 2025

BNY MELLON ETF TRUST

-BNY Mellon Innovators ETF

Supplement to Current Summary Prospectus, Prospectus, and Statement of Additional Information (SAI)

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

John Porter is the fund's primary portfolio manager, a position he has held since the fund's inception in May 2023. Mr. Porter is Chief Investment Officer at NIMNA.

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The following information supersedes and replaces the information in the first paragraph in the section "Fund Details – Management – Portfolio Managers" in the prospectus:

John Porter is the fund's primary portfolio manager, a position he has held since the fund's inception in May 2023. Mr. Porter is Chief Investment Officer at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since August 2016.

All references to Edward Walter are removed from the SAI.

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